SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C., 20549





                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 8, 1997



                    LAYNE CHRISTENSEN COMPANY
      (Exact name of registrant as specified in its charter)



     Delaware                 0-20578              48-0920712
(State or other     (Commission File Number)    (IRS Employer
jurisdiction of                              Identification No.)
incorporation)



1900 Shawnee Mission Parkway, Mission Woods, Kansas       66205
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(913) 362-0510


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ITEM 5.  OTHER EVENTS.

          Layne Christensen Company (the "Company") issued a press release on April 8, 1997, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing that the Company has made a tender offer for all of the outstanding capital stock of Stanley Mining Services Limited, a publicly traded Australian company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibits are filed with this report:

     Exhibit No.         Description

     99             Press Release, issued April 8, 1997.



                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LAYNE CHRISTENSEN COMPANY



                              By:    /s/  Andrew B. Schmitt
                                    Andrew B. Schmitt
                                    President and Chief Executive
                                        Officer


Dated: April 8, 1997.



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                        INDEX TO EXHIBITS

Exhibit No.         Description                             Page

99             Press Release, issued April 8, 1997.         4